UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005

NAVARRE CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428

(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	On July 12, 2005, Navarre Corporation issued a press release, announcing that James G. Gilbertson resigned his position as a Director and Chief Financial Officer of the company. Mr. Gilbertson will remain a consultant with the company until August 15, 2005. Mr. Gilbertson’s resignation was provided to pursue other business interests. This press release is attached as Exhibit 99.1 and is incorporated by reference.

(c)	On July 12, 2005, Navarre Corporation appointed Diane D. Lapp as interim Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer. Ms. Lapp was previously Vice President – Corporate Controller.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is filed with this document:

       Exhibit 99.1       Press Release, dated July 12, 2005, issued by Navarre Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: July 13, 2005	By:	/s/ Eric H. Paulson
		Name:	Eric H. Paulson
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated July 12, 2005, issued by Navarre Corporation.